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                         CITICORP LIFE INSURANCE COMPANY
                 CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

                      FIRST CITICORP LIFE INSURANCE COMPANY
              FIRST CITICORP LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

               FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                         NOTICE OF CANCELED SUBSTITUTION
                                 August 15, 2006

We have determined not to proceed with the proposed substitution of Class A shares of Janus Aggressive Growth Portfolio of Met Investors Series Trust for Initial Class shares of MFS(R) Emerging Growth Series of the MFS(R) Variable Insurance Trust(sm), about which we notified you earlier this year.

If you have any questions regarding this notice, please contact us at 1-800-497-4857 if your Contract was issued by First Citicorp Life Insurance Company, or at 1-800-784-6088 if your Contract was issued by Citicorp Life Insurance Company.